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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 August 14, 1998


                           JANUS AMERICAN GROUP, INC.
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               (Exact name of Registrant as specified in Charter)


          DELAWARE                      0-22745                  13-2572712
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(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)


2300 Corporate Blvd., N.W., Suite 232, Boca Raton, FL            33431-8596
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       (Address of principal executive office)                   (Zip Code)


Registrant's telephone number including area code:  (561) 994-4800
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          (Former name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On August 14, 1998, the Company, through four limited liability companies, acquired four hotels located in Ohio (collectively, the "Acquired Business"), as follows:

          (i) Holiday Inn, Independence is a 364-room full-service hotel located near downtown Cleveland and the Hopkins International Airport at the intersection of Interstate Highway 77 and State Route 480. The purchase price was $21,807,000.

          (ii) Holiday Inn, Hudson is a 289-room full-service hotel located off Exit 189 of the Ohio Turnpike between Cleveland and Akron and about 15 miles from Sea World, a visitor attraction. The purchase price was $13,369,350.

          (iii) Holiday Inn, North Canton is a 194-room full-service hotel located three miles from downtown Canton off Interstate Highway 77. The purchase price was $5,454,250.

          (iv) Comfort Inn, West Montrose is a 132-room limited feature hotel located north of Akron off Exit 137 of Interstate 77. The purchase price was $3,479,900.

     The selling entities were commonly controlled by Michael Gallucci, Jr. ("Gallucci") of Akron, Ohio. The total acquisition price was $44,110,500 in cash and was financed by borrowings by four (4) wholly-owned limited liability companies of the Company from Amresco Capital, L.P. in substantially the total amount of the acquisition prices, secured by the acquired properties. The four loans are cross-defaulted and cross-collateralized, but otherwise with only limited recourse to the Company. The financing is for a term of ten years, based upon a 25-year amortization schedule, at a fixed interest rate of 8.09% per annum.

     In connection with the transaction, the Company entered into a Consulting Agreement with The Cornerstone Company (the "Consultant") a corporation controlled by Gallucci. The Consulting Agreement has a term of four years and provides for monthly payments by the Company of $20,833. The Consultant is obligated to assist the Company with regard to employee, labor, community relations and governmental affairs issues associated with the transition of the ownership of the Acquired Business to the Company.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Businesses Acquired

     Audited financial statements of the Acquired Business for the year ending December 31, 1997, unaudited financial statements of the Acquired Business for the six months ending June 30, 1998 and additional financial information required under Rule 3-14 of Regulation S-X are not included in this report and will be filed by amendment within 60 days.

     (b) Pro Forma Financial Information

     Pro forma financial information for the Company after giving effect to the acquisition of the Acquired Business is not included in this report and will be filed by amendment within 60 days.


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     (c) Exhibits

       Exhibit No.            Description
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       10.20                  Consulting Agreement by and between Janus American
                              Group, Inc. and The Cornerstone Company,
                              Developers and Operators of Inns, Hotels and
                              Resorts incorporated by reference to Exhibit 10.20 filed with the Registrant's Form 10-QSB for the three months ended June 30, 1998.

       10.21 Purchase and Sale Agreement between Galburton Inn, Inc. and Janus American Group, Inc. incorporated by reference to Exhibit 10.21 filed with the Registrant's Form 10-QSB for the three months ended June 30, 1998.

       10.22 Purchase and Sale Agreement between West Montrose Properties and Janus American Group, Inc. incorporated by reference to Exhibit 10.22 filed with the Registrant's Form 10-QSB for the three months ended June 30, 1998.

       10.23 Purchase and Sale Agreement between North Canton Operating Corp., Canton North Properties and Janus American Group, Inc. incorporated by reference to
                              Exhibit 10.23 filed with the Registrant's Form 10-QSB for the three months ended June 30, 1998.

       10.24 Purchase and Sale Agreement between Rockside Road Operating Corp., Rockside Road Properties and Janus American Group, Inc. incorporated by reference to Exhibit 10.24 filed with the Registrant's Form 10-QSB for the three months ended June 30, 1998.

       10.25 Loan Agreement dated as of August 14, 1998 by and among JAGI Cleveland - Hudson, LLC; JAGI Cleveland
                              - Independence, LLC; JAGI Montrose West, LLC, JAGI North Canton, LLC; and Amresco Capital, L.P.

       10.26 Note (Fixed Rate) of JAGI Cleveland - Hudson, LLC dated August 14, 1998 in the principal sum of $13,300,000 and Schedule of Other Notes (Fixed
                              Rate).

       10.27 Mortgage and Security Agreement dated as of August 14, 1998 by and between JAGI Cleveland - Hudson, LLC and Amresco Capital, L.P. and Schedule of Other Mortgage and Security Agreements.


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       10.28                  Security Agreement dated as of August 14, 1998 by
                              JAGI Cleveland - Hudson, LLC and Amresco Capital L.P. and Schedule of Other Security Agreements.

       10.29 Second Mortgage and Security Agreement dated as of August 14, 1998 by and between JAGI Cleveland - Hudson, LLC and Amresco Capital, L.P. and Schedule of Other Second Mortgage and Security Agreements.

       10.30 Second Security Agreement dated as of August 14, 1998 by and between JAGI Cleveland - Hudson, LLC and Amresco Capital, L.P. and Schedule of Other Second Security Agreements.

       10.31 Guaranty dated as of August 14, 1998 by and between Janus American Group, Inc. and Amresco Capital, L.P. and Schedule of Other Guaranties.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Janus American Group, Inc.
                                                   (Registrant)


Dated: August 28, 1998                      By:  /s/ James E. Bishop
                                                 ------------------------
                                                 Name:  James E. Bishop
                                                 Title: President

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